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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): May 4, 2000


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


     Massachusetts                  0-17999                       04-2726691
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation             File Number)               Identification No.)


              333 Providence Highway, Norwood, Massachusetts 02062
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 769-4242






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ITEM 5.           OTHER EVENTS

On May 4, 2000, ImmunoGen, Inc. and Genentech, Inc. announced that Genentech has exclusively licensed ImmunoGen's maytansinoid Tumor-Activated Prodrug (TAP) technology for use with anti-HER2 antibodies such as Herceptin. Under the terms of the agreement, Genentech will receive exclusive worldwide rights to commercialize anti-HER2 targeting products using ImmunoGen's maytansinoid TAP platform. Genentech will be responsible for manufacturing, product development and marketing of products resulting from the license; ImmunoGen will be reimbursed for any preclinical and clinical materials that it makes under the agreement. ImmunoGen will receive an up-front payment of $2 million. In addition to royalties on net sales, the terms of the agreement include milestone payments, assuming all benchmarks are met, for potentially up to $40 million.



The press release announcing the exclusive license agreement is incorporated herein by reference and filed as exhibit 99.1 hereto.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(C)       Exhibits.

          99.1 The Registrant's Press Release dated May 4, 2000.

















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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                          ImmunoGen, Inc.
                                          (Registrant)


Date:     May 4, 2000                     /s/Kathleen A. Carroll
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                                          Kathleen A. Carroll
                                          Vice President, Finance and
                                            Administration, and principal
                                            financial officer










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EXHIBIT INDEX


Exhibit                                                             Sequential
Number                             Description                    Page Number(s)

99.1                     The Registrant's Press Release
                         dated May 4, 2000                              5



























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